T. ROWE PRICE Spectrum International Equity Fund
September 30, 2025 (Unaudited)
1
Portfolio of Investments
(1)
(1)
$ Value
12/31/24
$ Purchase
Cost
$ Sales
Cost Shares
$ Value
9/30/25
(Cost and value in $000s)
EQUITY FUNDS 100.1%
T. Rowe Price Funds:
International Value Equity Fund  241,635 31,689 48,851 13,114,625 299,538
International Stock Fund  210,125 26,266 42,836 9,272,671 212,437
European Stock Fund  185,609 1,215 22,915 7,069,193 189,667
Overseas Stock Fund  153,252 993 30,840 9,542,030 150,860
New Asia Fund  132,127 829 18,660 6,896,400 141,031
International Discovery Fund  57,307 8,364 8,774 885,507 68,777
Emerging Markets Discovery Stock
Fund  64,685 423 14,186 3,736,555 65,726
Japan Fund  53,003 337 6,569 3,894,623 58,809
Emerging Markets Stock Fund  48,071 7,322 14,040 1,277,331 53,648
Latin America Fund  10,464 72 1,985 565,491 12,627
Africa & Middle East Fund  6,384 41 836 543,654 6,758
Emerging Europe Fund  4,188 — 121 802,053 5,173
Total Equity Funds (Cost $736,009) 1,265,051
Total Investments in Securities 100.1%
(Cost $736,009) $ 1,265,051
Other Assets Less Liabilities (0.1)% (855)
Net Assets 100.0% $ 1,264,196
(1) Each underlying Price Fund is an affiliated company; the fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund and ETFs, if held, which are single class funds. Additional information about each underlying Price Fund is available by calling 1-877-495-1138 and at
www.troweprice.com.

T. ROWE PRICE Spectrum International Equity Fund

The accompanying notes are an integral part of this Portfolio of Investments.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the nine months ended September 30, 2025. Net realized gain (loss), investment income, and change in net unrealized gain/loss reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
T. Rowe Price Funds:
Africa & Middle East Fund  $ 129 $ 1,169 $ —
Emerging Europe Fund  (80) 1,106 —
Emerging Markets Discovery Stock Fund  2,184 14,804 —
Emerging Markets Stock Fund  251 12,295 —
European Stock Fund  5,761 25,758 —
International Discovery Fund  128 11,880 —
International Stock Fund  11,758 18,882 —
International Value Equity Fund  10,815 75,065 —
Japan Fund  1,495 12,038 —
Latin America Fund  (302) 4,076 —
New Asia Fund  1,081 26,735 —
Overseas Stock Fund  5,020 27,455 —
Totals $ 38,240# $ 231,263 $ —+
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain (loss).
+ Investment income comprised $0 of income distributions from underlying Price Funds.

T. ROWE PRICE Spectrum International Equity Fund
Unaudited
Notes to Portfolio of Investments
3
T. Rowe Price Spectrum Fund, Inc. (the corporation) is registered under the
Investment Company Act of 1940 (the 1940 Act). The Spectrum International
Equity Fund (the fund) is an open-end management investment company established by the corporation and follows accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification
Topic 946. The accompanying Portfolio of Investments was prepared in accordance with accounting principles generally accepted in the United
States of America (GAAP). For additional information on the fund’s significant accounting policies and investment related disclosures, please refer to the fund’s most recent semiannual or annual shareholder report and its prospectus.
VALUATION
Fair Value The fund’s financial instruments are valued at the close of the
New York Stock Exchange (NYSE), normally 4 p.m. Eastern time, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board)
has designated T. Rowe Price Associates, Inc. as the fund’s valuation designee
(Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations:
assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

T. ROWE PRICE Spectrum International Equity Fund

Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Investments in the underlying Price Funds are valued at their closing net asset value per share on the day of valuation.
Valuation Inputs On September 30, 2025 , all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.
OTHER MATTERS
Unpredictable environmental, political, social and economic events, including but not limited to, environmental or natural disasters, war and conflict, terrorism, geopolitical and regulatory developments (including trading and tariff arrangements), and public health epidemics or threats, may significantly affect the economy and the markets and issuers in which a fund invests. The extent and duration of such events and resulting market disruptions cannot be predicted. These and other similar events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these or such events.
F118-054Q3 09/25